UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 28, 2018

Big Time Holdings, Inc.

(Exact name of Registrant as specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-55886

(Commission File Number)

00-0000000

(IRS Employer Identification No.)

Acclaim House, 12 Mount Havelock

Douglas, Isle of Man IM1 2QG

(Address of Principal Executive Offices and Zip Code)

+44 1624 618444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]

Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

On August 28, 2018, the Company appointed David G. Smeed as the new Chairman of the Board of Directors.  On this same date, the Company authorized Director, Brian Kistler to accept the resignation of fellow Director, Mandla J. Gwadiso, which resignation was accepted.  Following the appointment of Mr. Smeed,  Brian Kistler resigned his position as Chief Executive Officer and Director, with the effective date to be determined by the Company.  The resignation of Mr. Kistler is now deemed effective.  Neither Mr. Kistler nor Mr. Gwadiso had any reportable dispute with the Company at the time of their respective resignations.  A copy of this Form 8-K has been provided to them simultaneously with its filing with the Securities and Exchange Commission.  The biography for David G. Smeed is set forth below.

David G. Smeed, Age 46 - Chief Executive Officer, Director

Mr. David G. Smeed, age 46, was appointed as our sole Director, President, Chief Executive Officer, Principal Executive Officer and Principal Financial Officer on August 28, 2018.  Since January 2008, Mr. Smeed has been employed as the sole owner/principal and sole trader of Best Financial Service Ltd. (“Best Financial”) in Dublin, Ireland.  Best Financial is a financial services firm that manages client funds at both an institutional level as well as a private client/retail client level.  Mr. Smeed has over 25 years’ experience in financial services.  He has held positions with prominent Dublin-based stockbrokers, London-based hedge fund managers and Singapore-based hedge fund managers.  He is currently a Regulated Financial Advisory with the title of Qualified Financial Advisor.  In his career he has obtained foreign licensure via his successful financial industry examinations in the following countries:

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UK: FCA Regulated

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Singapore: MAS Regulated

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Ireland: Central Bank of Ireland Regulated.

The Company believes that Mr. Smeed’s extensive experience in the financial services industry and his many years of regulatory oversight by the regulatory agencies in each of the above sovereign countries as well as his vast experience in corporate matters provides an extraordinary background and basis to serve as a Director in our Company.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG TIME HOLDINGS, INC.

Dated: October 9, 2018	/s/ David G. Smeed
David G. Smeed
Chairman of the Board of Directors

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